UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 16, 2021, Village Farms International, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report") to report the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of August 16, 2021, by and among Village Farms International, Balanced Health Botanicals, LLC (“Balanced Health”) and the other parties thereto, including the members of Balanced Health (collectively, the “Sellers”), which provided for the acquisition of a 100% interest in Balanced Health pursuant to the terms of the Purchase Agreement (the “Acquisition”), at total purchase price comprised of a cash purchase price of $30 million, together with an aggregate of 4,707,113 of our common shares that were issued to the Sellers on a private placement basis, which total purchase price was valued at an aggregate of $45 million, based on the volume weighted average trading price on The Nasdaq Stock Market LLC for the ten (10) trading days ending the day prior to August 16, 2021, which was the closing date of the Acquisition (the “Closing Date”).

This Current Report on Form 8-K/A (this "Amendment") amends and supplements the Initial Report to provide financial statements of Balance Health, and the pro forma financial statements of the Company after giving effect to the Acquisition, as required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in conjunction with the Initial Report, which provides a more complete description of the Acquisition.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited annual financial statements of Balanced Health for the year ended December 31, 2020 and 2019, together with the related audited notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited interim financial statements of Balanced Health for the six months ended June 30, 2021, together with the related notes thereto, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial statements of Village Farms as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Accounting Firm
99.1	Balanced Health Botanicals, LLC Audited Financial Statements for the years ended December 31, 2020 and 2019.
99.2	Balanced Health Botanicals, LLC Unaudited Financial Statements for the six months ending June 30, 2021.
99.3

Unaudited Pro Forma Financial Statements of Village Farms International, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, together with the related notes to the financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer